Exhibit 99.1
Trinity Industries, Inc. August 2008

Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Trinity is a Multi-Industry Company Trinity is a Multi-Industry Company Trinity is focused on infrastructure products and services in five distinct business groups: Note: Revenue and Operating Profit percentages for Last Twelve Months Ended 6/30/08 for outside revenues. Note: Revenue and Operating Profit percentages for Last Twelve Months Ended 6/30/08 for outside revenues.

EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.07368587 1268.9 93.504 50 2003 0.080165092 1259.9 101 125 2004 0.049974555 1965 98.2 200 2005 0.108609809 2709.7 294.3 275 2006 0.1553947 3218.9 500.2 350 2007 0.1718 3832.8 658.3 LTM 6/08 0.183 3903.2 724 Trinity's Results Have Been Strong Trinity's Earnings Summary 2004 - LTM 06/08 (1) (1) Earnings per Diluted Share from Continuing Operations Earnings Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 -0.06 2004 -0.25 2005 1.44 2006 2.72 2007 3.65 LTM 6/08 3.93 Revenues grew 18% in the LTM 6/30/08 versus 6/30/07 from $3.4 billion to $4.0 billion, led by: 48% growth ($196mm) in Leasing 5% growth ($119mm) in Rail 29% growth ($124mm) in Inland Barge 41% growth ($154mm) in Energy Equipment Operating profit grew 36%, or $151mm to $569mm Operating margin increased from 12.4% to 14.4% EBITDA rose 31% from $553mm to $724mm Reported income from continuing operations of $317mm as compared to $241mm Earnings from continuing operations rose 31% to $3.93 per Diluted share Trinity's EBITDA Summary 2004 - LTM 06/08 (1) (1) EBITDA from Continuing Operations ($mm)

Trinity is Positioned to Respond in Today's Markets Trinity's backlog in its Rail, Barge, and Wind Tower businesses totaled more than $4.6 billion at June 30, 2008 This gives Trinity visibility into 2008 and 2009 Trinity's manufacturing flexibility allows us to shift our sales and manufacturing focus to those products that provide the best returns Trinity's low-cost manufacturing footprint in the Southern United States and Mexico across product lines supports aggressive, rapid growth Trinity's lease fleet of 41,100 railcars provides a strong strategic connection to our customers, as well as a long-term stream of profits and cash flows Trinity's continuous synergies across business lines provide unique opportunities

Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's manufacturing flexibility enhances its opportunistic approach Quick response to market changes and customer needs Resources directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico More than five decades of in-country operating experience Multiple plants in Mexico - more than 4,940 employees Trinity's significant manufacturing capacity in Mexico continues to grow Very strong logistics network in place - 1,000 truckloads crossing the border per month Provides benefits across multiple product lines: Trinity expects to produce 40 railcars per day in Mexico during 2008 Trinity expects to produce more than 190,000 propane tanks in Mexico in 2008 Trinity recently constructed a new wind tower facility in Mexico, adding 180,000 square feet to the footprint 2.3 million square feet of manufacturing capacity in Mexico

Trinity's Railcar Leasing Company Provides Stability Trinity's leasing company continues to provide strategic benefits to the manufacturing business in addition to its strong financial performance The leasing company's aggressive growth strengthens relationships with core customers while allowing successful introduction of new products Trinity's leasing company growth over the past 7 years has established a predictable revenue and earnings base The average remaining lease term in our portfolio at June 30, 2008 is 5.1 years Trinity has plans to continue its lease fleet growth At June 30, 2008, Trinity had $1.4 billion, or approximately 17,000 cars in its firm order backlog dedicated to its lease fleet We have been highly successful in renewing or remarketing cars in our fleet Utilization of the fleet was 99.6% at June 30, 2008 The formation of TRIP Rail Holdings LLC provides additional flexibility and an impressive link to the North American railcar leasing market

Trinity's Railcar Lease Fleet is Growing Aggressively Trinity added $482 million (net) of railcars to its fleet in 2007 and expects to add another $700 - $800 million (net) in 2008 - more than $1 billion in two years At June 30, 2008: Trinity's lease fleet totaled 41,100 railcars, an increase of 372% since 2000. 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 12/07 06/08 2003 8684 11830 13280 15098 18599 20313 24877 30553 36090 41100 CAGR of 20.7% 8,700 cars 41,100 cars

Trinity's Companies Have Continuous Synergistic Connections Trinity's businesses place a high priority on collaborating with each other to continuously generate synergies that provide competitive benefits: Networking Customer Relationships Internal Sourcing of Components & Sub- Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Continued Transition to Low Cost Facilities Sharing Best Practices in Manufacturing Technologies

Trinity's Key Market Leadership Positions Trinity's portfolio of businesses consists of companies that have maintained market leading positions for over a decade Our businesses are led by experienced managers who know their markets, products and services We have an aggressive, competitive nature - we are always searching for ways to improve performance As a market leader, we have strong relationships with our customers and suppliers

Trinity's Key Market Leadership Positions Trinity's Rail Group Largest manufacturer of railcars in North America Largest railcar axle manufacturer in North America Largest railcar coupler manufacturer in North America Trinity's Rail Leasing and Management Services Group Leading provider of railcar leasing and management services Trinity's Construction Products Group Largest full-line highway guardrail and crash cushion manufacturer in the United States Leading producer of concrete and aggregates in Texas Trinity's Energy Equipment Group Leading full-line LPG tank manufacturer in North America Leading manufacturer of structural wind towers in North America Trinity's Inland Barge Group Largest barge manufacturer in the United States Largest fiberglass hopper barge cover manufacturer in the United States

Trinity Today Leasing and Management Services Aggressively Grow our Leasing Business Expand Relationships with End-users of railcars Introduce New Products through Leasing Business Diversify Earnings Base for Trinity Manufacturing Businesses Maximize Returns Expand Manufacturing Footprint in Mexico Optimize Operational Flexibility Generate Continuous Synergies Trinity's Multi-Industry Model

Trinity's Revenues are Becoming More Diversified Over Time FY 2000 Total Consolidated Revenue was $2.7 billion *Total Consolidated Operating Profit Excluding All Other & Corporate LTM 6/30/2008 Total Consolidated Operating Profit Excluding All Other & Corporate was $726 million *Total Consolidated Operating Profit Excluding All Other & Corporate FY 2000 Total Consolidated Operating Profit Excluding All Other & Corporate was $327 million LTM 6/30/2008 Total Consolidated Revenue was $4.0 billion LTM 6/30/2008 Total Consolidated Revenue was $4.0 billion

Trinity is Positioned for the Future Trinity's products supply the industrial core of North America Railroads, inland waterways, construction, and energy sectors Trinity's businesses should benefit from the economic stimulus package We manufacture capital goods, which have the opportunity for increased investment due to the accelerated depreciation The aging U.S. infrastructure provides Trinity with opportunity Trinity's businesses should benefit from the current emphasis on "green" growth Structural wind towers Railcars and barges for the renewable fuels industry

Current Railcar Demand is Largely Driven by Replacement Needs There are approximately 1.7 million railcars in the North American system Nearly 700,000 of those railcars are more than 25 years old The average life span of a railcar is 35 years The last major sustained build cycle was in the late 1970s The replacement cycle is in process Source: Global Insight North American Railcar Fleet Age Stratification - 150,000 300,000 450,000 600,000 750,000 0 - 5 6 - 10 11 - 15 16 - 20 12 - 25 Over 25 Years 14% 18% 15% 8% 4% 41%

Industry Shipments 1956 67080 1957 99590 1958 42760 1959 37819 1960 57047 1961 31720 1962 36554 1963 44960 1964 69330 1965 77828 1966 90104 1967 83095 1968 56232 1969 69028 1970 65970 1971 54696 1972 47460 1973 59875 1974 66563 1975 72337 1976 52504 1977 51142 1978 67286 1979 84869 1980 80470 1981 41435 1982 15515 1983 5570 1984 12376 1985 11674 1986 11508 1987 13645 1988 22524 1989 29617 1990 32063 1991 24674 1992 25761 1993 35239 1994 53281 1995 60853 1996 57877 1997 50396 1998 75685 1999 74223 2000 55791 2001 34260 2002 17714 2003 32184 2004 47801 2005 69759 2006 74943 2007 62185 2008P 51825 2009P 45802 2010P 55132 2011P 59754 2012P 61821 1.2 million railcars = 60,500 cars per year avg. 1964-1983 731,000 railcars = 36,500 cars per year avg. 1984-2003 Rail Industry Shipment Summary and Projections Sources: Historical data per the Railway Supply Institute; projected periods per Global Insight and Economic Planning Associates, Inc. reports 25 years from peak 54,870 cars per year avg. 2008P - 2012P A look at two 20-year periods of time: Major industry Consolidation after the peak in the late 1970s Change in tax status affected shipments

TrinityRail's Focus on Operational Excellence Continues to Drive Performance In the LTM June 30, 2008, Trinity booked 42% of all railcars ordered in the industry and holds 46% of the backlog During 2007, Rail Group Operating Profit grew by 37%, or $94 million Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 2007 2381.5 347.6 0.146 LTM 6/08 2380.6 322.5 0.136 Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations

Estimated Retirements New Builds 1999 1019 931 2000 1201 831 2001 862 655 2002 1139 596 2003 947 280 2004 942 510 2005 714 328 2006 713 740 2007 761 931 Age 0-5 Years 3592 6-10 Years 5013 11-15 Years 3239 16-20 Years 1640 21-25 Years 953 26+ Years 6458 Inland Barge Growth is Expected to be Driven by Replacement Demand Source: Information from industry sources as of 03/31/08 35.5% are 21+ years old 17.2% 24.0% 15.5% 7.8% 30.9% 4.6% Retirements Have Exceeded New Builds - Hopper & Tank Age of North American Hopper & Tank Barge Fleet

Cargo Movement by Barge is Highly Efficient

- For shippers with smaller volumes of freight that does not need to move along the rivers, rail is highly efficient as compared to truck
- For movement of large volume of cargo north and south, use of barges along the inland waterways is typically the most efficient form of transport
- Waterways are used to transport the nation's commodities
  - More than 60% of the nation's grain exports
  - 22% of domestic petroleum and petroleum products
  - 20% of the coal used in electricity generation


Units to Carry
1,750 Short Tons of Dry Cargo
1 barge
16 rail cars
70 trucks


A loaded tank barge carries 27,500 barrels of gasoline, enough to keep about 2,500 automobiles running for an entire year.

Source: Waterways Working For America, Texas Transportation Institute

20

Barge is More Energy Efficient than Railcar or Truck Barge Rail Truck Ton-Miles 576 413 155 Barges can move one ton of cargo 576 miles per gallon of fuel. A railcar would move the same ton of cargo 413 miles per gallon, and a truck would only move 155 miles. Source: Waterways Working For America, Texas Transportation Institute

Trinity is Aggressively Pursuing Synergistic Opportunities in the Wind Energy Market Opportunities in the Wind Energy Market Opportunities in the Wind Energy Market Trinity's Structural Wind Tower revenues have grown from $11 million in 2004 to an expected $425 million in 2008, while the backlog has grown from $800 million at 6/30/07 to more than $1.5 billion at 6/30/08 Trinity's concrete business has poured the foundations for several wind tower installations in Texas Trinity's transportation company ships the wind towers that we produce produce produce produce produce produce produce

Opportunities Continue to Grow for Trinity Structural Wind Towers Structural Wind Towers Structural Wind Towers

Financial Highlights - Manufacturing and Leasing Leasing and Management Services Last Twelve Months Ending June 30, 2008: Revenues of $605 million Reflects 48% growth over LTM 6/07 Operating Profit of $164 million Reflects 24% growth over LTM 6/07 As of June 30, 2008: Total Debt of $1.0 billion Instruments include Warehouse Facility, Asset Backed Securitization, Promissory Notes, and Equipment Trust Certificates Manufacturing Businesses* Last Twelve Months Ending June 30, 2008: External Revenues of $3.4 billion Reflects 13% growth over LTM 6/07 Operating Profit of $405 million Reflects growth of 41% over LTM 6/07 As of June 30, 2008: Total Debt of $655 million Instruments include Revolver, Convertible Subordinated Notes, and Senior Notes * includes corporate and eliminations

Consolidated Financial Highlights Last Twelve Months Ending June 30, 2008 Revenues of $4.0 billion Reflects 18% growth over LTM 6/07 Operating Profit of $569 million Reflects 36% growth over LTM 6/07 Earnings from Continuing Operations of $3.93 per common diluted share Reflects 31% growth over LTM 6/07 ROE of 18.5% As of June 30, 2008: Cash of $210 million Equity of $1.9 billion Total Debt of $1.7 billion Total Debt to Capital Ratio of 48%

Appendix: Operating Business Summaries

Industry shipments of 60,160 during LTM 6/30/08 with a backlog of 62,320 cars as of 6/30/08 Trinity shipments totaled 26,408 during LTM 6/30/08, compared to 8,300 in all of 2003 Trinity orders totaled 23,310, representing approximately 42% of the Industry total during LTM 6/30/08 Trinity's order backlog was approximately 28,680 railcars as of 6/30/08 vs. 12,150 at the end of 2003 Operating Margin of 13.6% in LTM 6/30/08 Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 2007 2381.5 347.6 0.146 LTM 06/08 2372 322.5 0.136 Rail Group Largest producer of railcars, railcar axles, and coupling devices in North America The renewable fuels industry and the railcar replacement cycle are driving growth in the industry and for Trinity. Nearly 700,000 railcars, or over 41% of the North American fleet, are more than 25 years old Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Rail Group Highlights Rail Group Historical Operating Profit/(Loss)(1) (1) Before eliminations ($mm) ($mm) ($mm)

Railcar Leasing and Management Services Group Leading provider of comprehensive railcar fleet leasing and management services Trinity's owned and leased fleet was approximately 41,100 railcars at 6/30/08 as compared to 34,670 at 6/30/07 Single point of contact for equipment and services Strengthens relationship with end-user of railcar Young fleet with an average age of 4.6 years Long-term leases with average remaining term of 5.1 years Highly utilized fleet - 99.6% at June 30, 2008 Marketed with railcar sales activities as TrinityRail Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Revenue Operating profit OP % Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 114.7 31.3 0.273 2003 153.8 41 0.267 2004 181 42 0.232 2005 203.7 55.8 0.274 2006 303.7 106.5 0.351 2007 631.7 161.2 0.2552 LTM 6/08 604.5 164 0.271 Leasing and Mgmt Services Historical Operating Profit ($mm) ($mm)

Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 211.7 4.7 0.0222 2003 170.6 -4.7 -0.0275 2004 210.4 -14.8 -0.0703 2005 240.7 15.7 0.0652 2006 371.2 44.5 0.1199 2007 493.2 72.6 0.1472 LTM 6/08 552.7 102.3 0.185 Revenues up 29% in LTM 6/30/08 vs. LTM 6/30/07 Profitability dramatically improved - Operating Profit/(Loss) margins increased from (7%) in FY 2004 to 12% during LTM 6/30/07 and 19% during LTM 6/30/08 Trinity backlog grew to $755mm at Q2 08 vs. $792mm at Q1 08 and $677mm at Q2 07 Backlog extends into 2009 Replacement demand driver: 5,880 out of 18,030 hopper barges, or 33%, are 21+ years old 1,530 out of 2,870 tank barges, or 53%, are 21+ years old Inland Barge Group Largest manufacturer of barges that transport goods through U.S. inland waterways Largest U.S. manufacturer of fiberglass hopper barge covers used primarily on grain barges Multiple barge manufacturing facilities on inland waterways enable rapid delivery Facilities have been expanded to meet market demand 7,410 barges, or 35.5% of the U.S. fleet, are 21+ years old Barge transportation has a cost advantage in high-cost fuel environments Inland Barge Group Highlights Inland Barge Group Historical Operating Profit/(Loss) (1) Tank Barges Hopper Barges Transports grain & coal Transports liquids (1) Before eliminations ($mm)

Revenues OP OP% Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 463.9 44.8 0.097 2003 457.4 37.5 0.082 2004 535.5 35.1 0.066 2005 621.6 55.3 0.089 2006 695.3 61.5 0.088 2007 733 58.2 0.079 LTM 6/08 761 65.6 0.086 Revenues up 11% in Q2 08 vs. Q2 07 Operating Profit up 34% in Q2 08 vs. Q2 07 Nationwide producer of Highway products Positioned in Texas with Concrete, Aggregates, and Bridge Structures Demand tied to construction projects and federal funding Outlook positive Consistent contributor to cash flow Construction Products Group Leading Texas producer of concrete, aggregates and asphalt Largest highway guardrail manufacturer, plus a line of proprietary products including guardrail end treatments and highway crash cushions Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Federal Highway Bill provides growth opportunities Construction Products Group Highlights Construction Products Group Historical Operating Profit(1) Concrete & Aggregates 466.7 Highway Products 269.2 Other 25.1 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 LTM 6/30/08 Revenue Mix (1) Before eliminations ($mm)

Revenue OP OP% Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 149.4 0.6 0.004 2003 124.3 10.9 0.088 2004 152.1 15.3 0.101 2005 234.8 31.9 0.136 2006 336.5 45.7 0.136 2007 433.9 50.1 0.1155 LTM 6/08 530 71.9 0.136 Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Structural Wind Towers: Revenues expected to grow from $11mm in 2004 to $425mm in 2008 Trinity's order backlog as of 6/30/08 was more than $1.5 billion New Illinois plant to serve Midwest market opened in mid-2007 New plant in Mexico opened in Q1 08 Energy Equipment Group Leading U.S. producer of tank containers and tank heads for pressure vessels and the largest LPG container manufacturer in North America. Low-cost operator with primary tank container production in Mexico facilities Leading North American producer in fast-growing structural wind tower business Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit (1) Energy Equipment Group Historical Operating Profit (1) (1) Before eliminations ($mm)